EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
)
Debtors.	)	(Jointly Administered)
)

DEBTORS’ EMERGENCY MOTION FOR ENTRY OF AN ORDER

(I) AUTHORIZING AND DIRECTING CERTAIN ACTIONS IN FURTHERANCE

OF THE GAG SETTLEMENT, (II) APPROVING THE PARTIAL PAYMENT

NOTICE, AND (III) GRANTING RELATED RELIEF

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091).  The Debtors’ service address is:  804 Carnegie Center, Princeton, New Jersey 08540.

THIS MOTION SEEKS ENTRY OF AN ORDER THAT MAY ADVERSELY AFFECT YOU.  IF YOU OPPOSE THE MOTION, YOU SHOULD IMMEDIATELY CONTACT THE MOVING PARTY TO RESOLVE THE DISPUTE.  IF YOU AND THE MOVING PARTY CANNOT AGREE, YOU MUST FILE A RESPONSE AND SEND A COPY TO THE MOVING PARTY.  YOUR RESPONSE MUST STATE WHY THE MOTION SHOULD NOT BE GRANTED.  IF YOU DO NOT FILE A TIMELY RESPONSE, THE RELIEF MAY BE GRANTED WITHOUT FURTHER NOTICE TO YOU.  IF YOU OPPOSE THE MOTION AND HAVE NOT REACHED AN AGREEMENT, YOU MUST ATTEND THE HEARING.  UNLESS THE PARTIES AGREE OTHERWISE, THE COURT MAY CONSIDER EVIDENCE AT THE HEARING AND MAY DECIDE THE MOTION AT THE HEARING.

EMERGENCY RELIEF HAS BEEN REQUESTED.  IF THE COURT CONSIDERS THE MOTION ON AN EMERGENCY BASIS, THEN YOU WILL HAVE LESS THAN 21 DAYS TO ANSWER.  IF YOU OBJECT TO THE REQUESTED RELIEF OR IF YOU BELIEVE THAT THE EMERGENCY CONSIDERATION IS NOT WARRANTED, YOU SHOULD FILE AN IMMEDIATE RESPONSE.  A HEARING WILL BE HELD ON THIS MATTER ON JANUARY 31, 2018, AT 1:00 P.M. (CT) BEFORE THE HONORABLE DAVID R. JONES, 515 RUSK STREET, COURTROOM 400, HOUSTON, TX 77002.

REPRESENTED PARTIES SHOULD ACT THROUGH THEIR ATTORNEY.

The above-captioned debtors and debtors in possession (collectively, the “Debtors”) respectfully state as follows in support of this motion (this “Motion”).

Relief Requested

1.                                      The Debtors seek entry of an order, substantially in the form attached hereto as Exhibit A (the “Order”), (a) authorizing and directing the GAG Notes Trustee to process any partial payment of the GAG Administrative Claim (each such payment, a “Partial Payment”), (b) approving the form of notice, attached to the Order as Exhibit 1, related to a Partial Payment (the “Partial Payment Notice”), and (c) granting related relief.

2.                                      The GAG Notes Trustee reviewed and commented on this Motion and the Order.

Jurisdiction, Venue, and Procedural Background

3.                                      The United States Bankruptcy Court for the Southern District of Texas (the “Court”) has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the Southern District of Texas, dated May 24, 2012 (the “Amended Standing Order”).  The Debtors confirm their consent, pursuant to rule 7008 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), to the entry of a final order by the Court in connection with this Motion to the extent that it is later determined that the Court, absent consent of the parties, cannot enter final orders or judgments in connection herewith consistent with Article III of the United States Constitution.  Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.

4.                                      The statutory bases for the relief requested in this Motion are sections 105(a), 363(b), and 1142(b) of title 11 of the United States Code (the “Bankruptcy Code”), Bankruptcy Rule 9019, and rule 9013-1(b) of the Bankruptcy Local Rules for the Southern District of Texas (the “Bankruptcy Local Rules”).

5.                                      On June 14, 2017 (the “Petition Date”), each Debtor filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code.  The Debtors are operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  These chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Bankruptcy Rule 1015(b) [Docket No. 4].  As of the date hereof, no party has requested the appointment of a trustee or examiner in these chapter 11 cases, and no committee has been appointed under section 1102 of the Bankruptcy Code.  A detailed description surrounding the facts and circumstances of these chapter 11 cases is set forth in the Declaration of Mark A. McFarland in Support of Chapter 11 Petitions and First Day Motions (the “First Day Declaration”), filed on June 14, 2017 [Docket No. 19].

Background(2)

6.                                      On November 3, 2017, the Debtors’ filed Debtors’ Expedited Motion for Entry of an Order (I) Approving a Global Settlement and (II) Granting Related Relief [Docket No. 1069],

(2)         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Plan.

pursuant to which the Debtors sought authority to implement a global settlement in respect of the Claims of the holders of GenOn Americas Generation, LLC (“GAG”) 8.50% Senior Notes due 2021 and the GAG 9.125% Senior Notes due 2031 (collectively, the “GAG Notes,” and holders of such notes, the “GAG Noteholders”).  On December 12, 2017, the Court entered an order approving the GAG Settlement [Docket No. 1253] (the “GAG Settlement Order”).  That same day, the Court entered the Confirmation Order [Docket No. 1250], which incorporates the GAG Settlement Order in its entirety.  Both orders authorize the Debtors to pursue and implement the GAG Settlement.

7.                                      The GAG Settlement provides, among other things, for:(3)

•                  granting the GAG Noteholders an administrative claim against GenOn in an amount equal to the value of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan (the “GAG Administrative Claim”);

•                  as part of the GAG Administrative Claim, liquidated damages accruing in an amount equal to an annual rate of 9.0% of the aggregate principal amount of GAG Notes outstanding plus accrued interest as of the Petition Date (the “Interest Payment”);

•                  the Interest Payment shall be paid monthly in cash in advance by no later than the first business day of each month;

•                  the GAG Administrative Claim shall be allowed irrespective of whether the Debtors consummate the Plan; and

•                  the GAG Administrative Claim can be satisfied upon, or at any time before, the Effective Date.

As of the date hereof, the Debtors estimate that the amount of the GAG Administrative Claim is approximately $662.5 million.

(3)         The summary contained herein is qualified in its entirety by reference to the GAG Settlement Order.

8.                                      The relief requested herein will facilitate a substantial Partial Payment to holders of GAG Administrative Claims, establish procedures in respect of related record dates, payment dates, and the calculation of Interest Payments, approve the Partial Payment Notice for the benefit of GAG Noteholders, Wilmington Savings Fund Society, FSB, as successor indenture trustee for the GAG Notes (the “GAG Notes Trustee”), regulatory authorities, the Financial Industry Regulatory Authority (“FINRA”), The Depository Trust Company (“DTC”), and other parties in interest, and otherwise provide incremental clarity in connection with any Partial Payment and the related impact on the GAG Administrative Claim.

9.                                      The Confirmation Order and the GAG Settlement Order authorize the Debtors to pay the GAG Administrative Claim on or before the Effective Date.  On or before February 1, 2018, the Debtors intend to make a Partial Payment in the amount of $300 million.  In light of the significant cost associated with the GAG Administrative Claim, the Interest Payment accruals, and substantial cash on hand, the Debtors, in consultation with the GenOn Steering Committee, may elect to pursue one or more additional Partial Payments in the near term.  The Debtors submit such payment is a sound exercise of business judgment and authorized by the GAG Settlement Order and Confirmation Order.

10.                               The Partial Payment Notice sets forth a number of salient information items in relation to a Partial Payment and the GAG Administrative Claim, including the:

•                  payment amount;

•                  record date;

•                  payment date;

•                  pro forma amount of the GAG Administrative Claim; and

•                  pro forma Interest Payment calculation.

The Debtors would serve the Partial Payment Notice via DTC at least two (2) business days before consummating a Partial Payment.  The GAG Notes Trustee shall be authorized and directed to process such payment thereafter.

11.                               For the avoidance of doubt, any Partial Payment would be a payment on account of the GAG Administrative Claim.  The Interest Payment calculation shall account for any Partial Payment, reducing the amount against which the 9.0% annual rate accrues on a dollar-for-dollar basis.  After the consummation of any Partial Payment, the unpaid balance of the GAG Administrative Claim will remain due and owing, subject to any other Partial Payment before the Effective Date.  As set forth in the Confirmation Order, the GAG Notes shall be cancelled upon full and final satisfaction of the GAG Administrative Claim.

Basis for Relief

12.                               Section 1142(b) of the Bankruptcy Code provides that a “court may direct the debtor and any other necessary party . . . to perform any other act . . . that is necessary for the consummation of a plan.”  See In re CTLI, LLC, 528 B.R. 359, 364 (Bankr. S.D. Tex. 2015) (noting that section 1142(b) authorizes courts “to order third parties to cooperate in the consummation of a bankruptcy plan”); In re Jorgensen, 66 B.R. 104, 108 (B.A.P. 9th Cir. 1986) (finding that the bankruptcy court had authority pursuant to section 1142(b) of the Bankruptcy Code to appoint marketing and disbursing agents to effectuate the plan); Matter of Coral Air, Inc., 40 B.R. 979, 982 (D.V.I. 1984) (finding that section 1142 grants the bankruptcy court power to direct any party to perform any act necessary to consummate the plan).

13.                               Section 363(b)(1) of the Bankruptcy Code authorizes a debtor in possession to “use, sell, or lease, other than in the ordinary course of business, property of the estate,” after notice and a hearing.  In fact, the Fifth Circuit has expressly allowed a debtor to use property of the estate outside the ordinary course of business under section 363(b)(1) if there is a good business reason for doing so.  See, e.g., ASARCO, Inc. v. Elliott Mgmt. (In re ASARCO, L.L.C.), 650 F.3d 593, 601 (5th Cir. 2011) (“[F]or the debtor-in-possession or trustee to satisfy its fiduciary duty to the debtor, creditors, and equity holders, there must be some articulated business justification for using, selling, or leasing the property outside the ordinary course of business.”).  In addition, section 105(a) of the Bankruptcy Code further provides that a court “may issue any order, process, or judgment that is necessary or appropriate to carry out the provisions of” the Bankruptcy Code.

I.                                        The GAG Notes Trustee Should Be Authorized and Directed to Process Partial Payments on Account of the GAG Administrative Claim.

14.                               The Confirmation Order and the GAG Settlement Order authorize—and the Plan contemplates—that the Debtors are entitled to pay all or a portion of the GAG Administrative Claim on or before the Effective Date:

•                  Confirmation Order.  “All actions contemplated by the Plan are deemed authorized and deemed approved in all respects, including . . . (j) payment of distributions to Holders of the GAG Notes Claims (whether before, on, or as soon as reasonably practicable after the Effective Date).”  Confirmation Order ¶ 94 (emphasis added).

•                  GAG Settlement Order.  “The GAG Administrative Claim shall be allowed irrespective of whether the Plan is consummated; provided, however, that such GAG Administrative Claim shall be deemed satisfied in full upon receipt by such Holders of GAG Notes Claims of the treatment afforded to Holders of Allowed Class 5 GAG Notes Claims under the Plan, provided that the liquidated damages described in paragraph 3 of this Order were paid pursuant to this Order . . . whether upon consummation of the Plan or at any time before the Effective Date, and from any source, with such payment to be made by the Debtors, in consultation with the GenOn Steering Committee.”  GAG Settlement Order ¶ 6 (emphasis added).

•                  Plan.  “all distributions in respect of the GAG Notes Claims shall occur on, before, or as soon as reasonably practicable, but in no event more than ten Business Days, after the Effective Date.”  Plan III.A.5 (emphasis added).(4)

(4)         The Plan further provides that “(a) the 92% Cash recovery on the GAG Notes Claims payable on or before the Effective Date, (b) the provision for liquidated damages at a rate of 9.0% per annum of the aggregate principal amount of GAG Notes outstanding plus accrued interest as of the Petition Date beginning on the date that is 180 days after the Petition Date and, on or before the Effective Date, payable monthly in cash in advance by no later than the first Business Day of each month . . . and (c) the payment on or before the Effective Date of the GAG Notes Cash Pool.”  Plan Art. I.A.84 (emphasis added).

15.                               The Bankruptcy Code, Fifth Circuit precedent, the Plan,(5) and the Confirmation Order(6) also authorize the Court to direct the GAG Notes Trustee to take actions required to effectuate the GAG Settlement embodied in the Plan.  The GAG Notes Trustee has reviewed and commented on the relief requested herein.  The GAG Settlement, which resolves pre-Confirmation disputes related to pre-Confirmation actions, is integral to the Plan.  The Debtors are also authorized to make one or more Partial Payments on account of the GAG Administrative Claim.  Thus, the Court has authority to enter an order in furtherance of consummating the GAG Settlement, and may direct the GAG Notes Trustee to take actions necessary to effectuate the GAG Settlement and process any Partial Payment on account of the GAG Administrative Claim.

16.                               The anticipated Partial Payment in the amount of $300 million will deliver substantial value now to holders of GAG Administrative Claims and reduce the amount of interest accruals in connection with the Interest Payments.  The Debtors estimate that they will save approximately $2 million per month as a result of this Partial Payment.  And the Debtors will continue to have sufficient liquidity (reported in the amount of $619 million as of November 30, 2017) following the Partial Payment.

17.                               To give effect to any Partial Payment, such payment on account of the GAG Administrative Claim must be taken into account for go-forward Interest Payment calculations.

(5)         Article XII of the Plan authorizes the Court to “enter and implement such orders as may be necessary or appropriate to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, indentures, and other agreements or documents created in connection with the Plan or the Disclosure Statement.”  Article XII further authorizes the Court to “issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any Entity with Consummation or enforcement of the Plan.”

(6)         “This Court retains jurisdiction over these Chapter 11 Cases, all matters arising out of or related to these Chapter 11 Cases and the Plan, the matters set forth in Article XII, and other applicable provisions of the Plan.”  Confirmation Order ¶ 146.

For example, if the Debtors make the anticipated Partial Payment of $300 million, the Interest Payment would be measured by reference to amount of the GAG Notes ($704,796,634) less the Partial Payment ($300,000,000), meaning the 9% annual rate would apply against $404,796,634 going forward, subject to additional Partial Payments.  This calculation methodology accords with the GAG Settlement Order and the Confirmation Order, each of which contemplate payments on account of the GAG Administrative Claim before the Effective Date.  It also parallels section 1141(d)(1) of the Bankruptcy Code: “[e]xcept as otherwise provided in this subsection, in the plan, or in the order confirming the plan, the confirmation of a plan (A) discharges the debtor from any debt that arose before the date of such confirmation.”

18.                               For all of these reasons, the Debtors request that the Court authorize and direct the GAG Notes Trustee to process Partial Payments in accordance with the Order, this Motion, and any Partial Payment Notice.

II.                                   The Court Should Approve the Form of Partial Payment Notice.

19.                               If and when the Debtors choose to make a Partial Payment, the Debtors will follow certain procedures designed to provide relevant information regarding the Partial Payment to the broader financial markets.  The Debtors will provide the Partial Payment Notice to the GAG Notes Trustee, FINRA, and DTC.  The Partial Payment Notice will contain the amount of the Partial Payment, the anticipated record date, the anticipated payment date to the GAG Notes Trustee, the anticipated record date, the amount remaining on the GAG Administrative Claim after the Partial Payment, how the Partial Payment will affect the Debtors’ calculations of future Interest Payments, and clarify that the Partial Payment is a payment on the GAG Administrative Claim, not a payment on the underlying principal balance of the GAG Notes.  The Debtors will provide the Partial Payment Notice at least two (2) business days prior to the date that the Debtors plan to provide funds to the GAG Notes Trustee in the amount of the Partial Payment and will timely file a Current Report on Form 8-K with the U.S. Securities & Exchange Commission containing the Partial Payment Notice.  The form of Partial Payment Notice should be approved.

III.                              The Court Should Issue a Limited Injunction Protecting the GAG Notes Trustee and DTC for Actions Taken in Furtherance of the Order, Including Partial Payments.

20.                               In In re Pacific Lumber Co., the Fifth Circuit approved exculpatory relief for non-debtor parties where such parties owe duties in favor of the debtors or their estates and act within the scope of those duties (i.e., excluding acts of fraud or gross negligence).  See In re Pac. Lumber Co., 584 F.3d 229, 253 (5th Cir. 2009).

21.                               The Debtors request similar protections for the GAG Notes Trustee and DTC to effectuate the GAG Settlement.  Included in those protections is an injunction in favor of the GAG Notes Trustee and DTC prohibiting current, former, and future holders and beneficial holders of the GAG Notes from commencing or continuing any action or proceeding against the GAG Notes Trustee or DTC arising out of, relating to, or in connection with the Order and the execution, delivery, and implementation by the GAG Notes Trustee and DTC of the Order, including effectuating any Partial Payment.

22.                               As in Pacific Lumber, here, the GAG Settlement is a major accomplishment and an essential element of the Debtors’ reorganization, and the injunction requested herein is a key component of the GAG Settlement because it ensures the GAG Notes Trustee’s and DTC’s participation.

Emergency Consideration

23.                               In accordance with Bankruptcy Local Rule 9013-1, the Debtors respectfully request emergency consideration of this Motion.  The Debtors and their advisors recently analyzed how a Partial Repayment of the GAG Administrative Claim would affect their unrestricted cash and corresponding cash savings over time.  As set forth in the Motion, the Debtors will realize substantial savings on interest (e.g., approximately $2 million per month) if they successfully process a Partial Repayment of $300 million on or before February 1, 2018.  Accordingly, the Debtors respectfully submit that the Court should grant the relief requested herein on an emergency basis.

24.                               To the extent the Court is not inclined to hear the Motion on an emergency basis, the Debtors respectfully request that the Court fashion appropriate relief to give effect to such Partial Payment as of February 1, 2018.

Notice

25.                               The Debtors will provide notice of this Motion to:  (a) the Office of the U.S. Trustee for the Southern District of Texas; (b) the holders of the 50 largest unsecured claims against the Debtors (on a consolidated basis); (c) Wilmington Trust Company, as indenture trustee for the GenOn Energy, Inc. 7.875% Senior Notes due 2017, 9.50% Senior Notes due 2018, and 9.875% Senior Notes due 2020, (collectively, the “GenOn Notes”), and counsel thereto; (d) Wilmington Savings Fund Society, FSB, as successor indenture trustee for the GAG Notes, and counsel thereto; (e) NRG, as administrative agent under the Debtors’ secured prepetition revolving facility due 2018 (the “Revolver”), and counsel thereto; (f) U.S. Bank National Association, as collateral trustee under the Revolver; (g) Davis Polk & Wardwell LLP, as counsel to an ad hoc committee of holders of GenOn Notes; (h) Quinn Emanuel Urquhart & Sullivan, LLP, as counsel to an ad hoc steering committee of holders of GAG Notes; (i) the United States Attorney’s Office for the Southern District of Texas; (j) the Internal Revenue Service; (k) the United States Securities and Exchange Commission; (l) the Environmental Protection Agency and similar state environmental agencies for states in which the Debtors conduct business; (m) the state attorneys general for states in which the Debtors conduct business; (n); Ropes & Gray LLP, as counsel to the GAG Notes Trustee; (o) DTC; and (p) any party that has requested notice pursuant to Bankruptcy Rule 2002.  In light of the nature of the relief requested herein, the Debtors submit that the foregoing notice is sufficient and appropriate under the circumstances and that no other or further notice is required.

No Prior Request

26.                               No prior request for the relief sought in this Motion has been made to this or any other court.

[Remainder of this page intentionally left blank]

WHEREFORE, the Debtors request entry of an order, substantially in the form attached hereto as Exhibit A, granting the relief requested herein and such other relief as is just and proper.

Dated: January 26, 2018	/s/ Zack A. Clement
Houston, Texas	Zack A. Clement (Texas Bar No. 04361550)
ZACK A. CLEMENT PLLC
3753 Drummond Street
Houston, Texas 77025
	Telephone:	(832) 274-7629
	Email:	zack.clement@icloud.com

-and-

James H.M. Sprayregen, P.C. (admitted pro hac vice)
David R. Seligman, P.C. (admitted pro hac vice)
Steven N. Serajeddini (admitted pro hac vice)
W. Benjamin Winger (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle
Chicago, Illinois 60654
	Telephone:	(312) 862-2000
	Facsimile:	(312) 862-2200
	Email:	james.sprayregen@kirkland.com
david.seligman@kirkland.com
steven.serajeddini@kirkland.com
benjamin.winger@kirkland.com

-and-

AnnElyse Scarlett Gibbons (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
601 Lexington Avenue
New York, New York 10022
	Telephone:	(212) 446-4800
	Facsimile:	(212) 446-4900
	Email:	annelyse.gibbons@kirkland.com

Co-Counsel to the Debtors and Debtors in Possession

Exhibit A

Proposed Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

)
In re:	)	Chapter 11
)
GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
)
Debtors.	)	(Jointly Administered)
)
	)	Re: Docket No.

ORDER APPROVING DEBTORS’ EMERGENCY MOTION FOR ENTRY

OF AN ORDER (I) AUTHORIZING AND DIRECTING CERTAIN

ACTIONS IN FURTHERANCE OF THE GAG SETTLEMENT AND

CONFIRMATION ORDER, (II) APPROVING THE PARTIAL

PAYMENT NOTICE, AND (III) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)(2) of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an order (this “Order”) (a) authorizing and directing the

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091).  The Debtors’ service address is:  804 Carnegie Center, Princeton, New Jersey 08540.

(2)         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

GAG Notes Trustee to process any Partial Payment, (b) approving the Partial Payment Notice, and (c) granting related relief.

This Order grants all related relief, all as more fully set forth in the Motion and the terms and conditions above; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that it has authority to enter this Order pursuant to 11 U.S.C. §§ 363(b), 1142(b), and 105(a); and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.             The Motion is granted as set forth herein.

2.             The Debtors are authorized, but not directed, in consultation with the GenOn Steering Committee, to make Partial Payments, including, but not limited to, a Partial Payment in the amount of $300 million on February 1, 2018, which payment shall have a record date of

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January 30, 2018.  Any Partial Payment on account of the GAG Administrative Claim shall be allocated on a pro rata basis.

3.             The form of Partial Payment Notice, attached hereto as Exhibit 1, is approved.  The Debtors shall serve the Partial Payment Notice in accordance with the Motion.

4.             The Debtors shall serve the Partial Payment Notice on the GAG Notes Trustee, FINRA, and DTC no later than two (2) business days prior to the payment date of the Partial Payment.  The GAG Notes Trustee is authorized and directed to process Partial Payments in accordance with the Partial Payment Notice and this Order and distribute to DTC any Partial Payment funds it receives within two (2) business days of such funds being deposited with the GAG Notes Trustee.

5.             Without limiting the foregoing paragraph in any respect, the Debtors are authorized to process any Partial Payment via DTC or like processes.

6.             Distributions to the GAG Noteholders of Partial Payments in respect of the GAG Administrative Claim shall not constitute repayments of principal or interest, and DTC and all other applicable clearing systems shall cooperate with and take all actions reasonably requested by the GAG Notes Trustee to facilitate such distributions without requiring that such distributions be characterized as repayments of principal or interest.

7.             The Debtors are authorized to calculate Interest Payments on and after February 1, 2018, as being based on the then outstanding amount of the GAG Notes less the amount of any Partial Payment(s).  In the event that a Partial Payment (or payment in full of the GAG Administrative Claim) is made other than the last calendar day of any month, then any Interest Payment made with respect to that month shall be treated in part as an Interest Payment and in part

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as an additional Partial Payment in such proportions that the Interest Payment for the given month shall equal 0.75% of the average daily principal outstanding during the given month.

8.             Current, former, and future holders and beneficial holders of the GAG Notes are hereby enjoined from commencing or continuing any action or proceeding against the GAG Notes Trustee, DTC, the Debtors, and NRG, and each of their respective affiliates, arising out of, relating to, or in connection with this Order and the execution, delivery, and implementation by such parties (including the GAG Notes Trustee and DTC) of this Order, including effectuating any Partial Payment, except to compel the GAG Notes Trustee or DTC to comply with the terms of this Order.

9.             Except as otherwise set forth herein, nothing in this Order affects any portion of the Confirmation Order.

10.          The Debtors are authorized to take all actions necessary or appropriate to effectuate the relief granted in this Order in accordance with the Motion.

11.          Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order are immediately effective and enforceable upon its entry.

12.          All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

13.          This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Order.

Dated: , 2018
Houston, Texas	THE HONORABLE DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1

Form of Partial Payment Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
GENON ENERGY, INC., et al.,(1))		Case No. 17-33695 (DRJ)
)
Debtors.	)	(Jointly Administered)
)

NOTICE OF PARTIAL PAYMENT OF GAG ADMINISTRATIVE CLAIM

GenOn Energy, Inc. and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary chapter 11 cases on June 14, 2017 in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  The cases are jointly administered under the lead case In re GenOn Energy, Inc., Case No. 17-33695 (DRJ).

On December 12, 2017, the Bankruptcy Court approved a plan of reorganization granting an allowed claim plus certain accrued interest (the “GAG Administrative Claim”), estimated to be approximately $[•] as of the date hereof, to the holders of GenOn Americas Generation, LLC (“GAG”) 8.50% Senior Notes due 2021 and the GAG 9.125% Senior Notes due 2031 (collectively, the “GAG Notes,” and holders of such notes, the “GAG Noteholders”).  The Debtors can are authorized to pay the GAG Administrative Claim on or before the Effective Date.

On [•], 2018, the Bankruptcy Court entered the Order Approving Debtors’ Emergency Motion for Entry of an Order (I) Authorizing and Directing Certain Actions in Furtherance of the

(1)         The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  GenOn Energy, Inc. (5566); GenOn Americas Generation, LLC (0520); GenOn Americas Procurement, Inc. (8980); GenOn Asset Management, LLC (1966); GenOn Capital Inc. (0053); GenOn Energy Holdings, Inc. (8156); GenOn Energy Management, LLC (1163); GenOn Energy Services, LLC (8220); GenOn Fund 2001 LLC (0936); GenOn Mid-Atlantic Development, LLC (9458); GenOn Power Operating Services MidWest, Inc. (3718); GenOn Special Procurement, Inc. (8316); Hudson Valley Gas Corporation (3279); Mirant Asia-Pacific Ventures, LLC (1770); Mirant Intellectual Asset Management and Marketing, LLC (3248); Mirant International Investments, Inc. (1577); Mirant New York Services, LLC (N/A); Mirant Power Purchase, LLC (8747); Mirant Wrightsville Investments, Inc. (5073); Mirant Wrightsville Management, Inc. (5102); MNA Finance Corp. (8481); NRG Americas, Inc. (2323); NRG Bowline LLC (9347); NRG California North LLC (9965); NRG California South GP LLC (6730); NRG California South LP (7014); NRG Canal LLC (5569); NRG Delta LLC (1669); NRG Florida GP, LLC (6639); NRG Florida LP (1711); NRG Lovett Development I LLC (6327); NRG Lovett LLC (9345); NRG New York LLC (0144); NRG North America LLC (4609); NRG Northeast Generation, Inc. (9817); NRG Northeast Holdings, Inc. (9148); NRG Potrero LLC (1671); NRG Power Generation Assets LLC (6390); NRG Power Generation LLC (6207); NRG Power Midwest GP LLC (6833); NRG Power Midwest LP (1498); NRG Sabine (Delaware), Inc. (7701); NRG Sabine (Texas), Inc. (5452); NRG San Gabriel Power Generation LLC (0370); NRG Tank Farm LLC (5302); NRG Wholesale Generation GP LLC (6495); NRG Wholesale Generation LP (3947); NRG Willow Pass LLC (1987); Orion Power New York GP, Inc. (4975); Orion Power New York LP, LLC (4976); Orion Power New York, L.P. (9521); RRI Energy Broadband, Inc. (5569); RRI Energy Channelview (Delaware) LLC (9717); RRI Energy Channelview (Texas) LLC (5622); RRI Energy Channelview LP (5623); RRI Energy Communications, Inc. (6444); RRI Energy Services Channelview LLC (5620); RRI Energy Services Desert Basin, LLC (5991); RRI Energy Services, LLC (3055); RRI Energy Solutions East, LLC (1978); RRI Energy Trading Exchange, Inc. (2320); and RRI Energy Ventures, Inc. (7091).  The Debtors’ service address is:  804 Carnegie Center, Princeton, New Jersey 08540.

GAG Settlement and Confirmation Order, (II) Approving the Partial Payment Notice, and (III) Granting Related Relief [Docket No. [•] (the “Order”).

Pursuant to the GAG Settlement Order, the Confirmation Order, and the Order, the Debtors have elected to make a Partial Payment in respect of the GAG Administrative Claim, the material terms and consequences of which are set forth below:

•                  Partial Payment Amount:  [•]

•                  GAG 8.50% Senior Notes due 2021:  [•]

•                  GAG 9.125% Senior Notes due 2031:  [•]

•                  Record Date:  [•]

•                  Trustee Payment Date:  [date the Debtors will make the Partial Payment to the GAG Notes Trustee]

•                  DTC Payment Date:  [date the GAG Notes Trustee shall remit Partial Payment funds to DTC]

•                  Partial Payment Date:  [date DTC shall remit Partial Payment funds to holders]

•                  Pro Forma GAG Administrative Claim Amount:  [•]

•                  Pro Forma Interest Payment Calculation:  9.0% of [GAG Notes amount less amount of Partial Payment], effective as of [insert relevant Interest Payment date]

This Partial Payment will have no effect on the principal balance of the underlying GAG Notes.  Any unpaid balance of the GAG Administrative Claim after any Partial Payment(s) will be paid on or before the Effective Date as provided in the Plan.

[Remainder of this page intentionally left blank]

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Dated: [•]	/s/ DRAFT
Houston, Texas	Zack A. Clement (Texas Bar No. 04361550)
ZACK A. CLEMENT PLLC
3753 Drummond Street
	Houston, Texas	77025
	Telephone:	(832) 274-7629
	Email:	zack.clement@icloud.com

-and-

James H.M. Sprayregen, P.C. (admitted pro hac vice)
David R. Seligman, P.C. (admitted pro hac vice)
Steven N. Serajeddini (admitted pro hac vice)
W. Benjamin Winger (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
300 North LaSalle
Chicago, Illinois 60654
	Telephone:	(312) 862-2000
	Facsimile:	(312) 862-2200
	Email:	james.sprayregen@kirkland.com
david.seligman@kirkland.com
steven.serajeddini@kirkland.com
benjamin.winger@kirkland.com

-and-

AnnElyse Scarlett Gibbons (admitted pro hac vice)
KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
601 Lexington Avenue
New York, New York 10022
	Telephone:	(212) 446-4800
	Facsimile:	(212) 446-4900
	Email:	annelyse.gibbons@kirkland.com

Co-Counsel to the Debtors and Debtors in Possession